EXHIBIT 99.1

GBT Appoints Dawn Svoronos to Board of Directors

SOUTH SAN FRANCISCO, Calif., Dec. 21, 2018 (GLOBE NEWSWIRE) -- Global Blood Therapeutics, Inc. (GBT) (NASDAQ: GBT) today announced the appointment of Dawn Svoronos to the company’s board of directors. Ms. Svoronos has more than 30 years of experience in the biopharmaceutical industry in the United States, Canada, Europe and Asia, including a nearly 25-year tenure at Merck & Co.

“Dawn is a global biopharmaceutical leader whose addition to the board will strengthen the existing breadth of talent,” said Ted W. Love, M.D., president and chief executive officer of GBT. “Her extensive commercial expertise will be invaluable as we continue on the trajectory of submitting a New Drug Application for voxelotor for the treatment of sickle cell disease under an accelerated approval pathway and prepare for our first commercial launch. Additionally, as we look towards voxelotor commercial opportunities outside of the U.S., Dawn’s experience will be invaluable. We look forward to Dawn’s insights and perspectives and welcome her to the board.”

“This is an exciting time to join GBT’s board given the recent clarity on the U.S. regulatory strategy for voxelotor and the positive Phase 3 HOPE Study clinical data,” said Ms. Svoronos. “I look forward to bringing my commercial experience in the biopharmaceutical industry to GBT to help the company move closer toward its goal of commercializing voxelotor, a new potentially disease-modifying therapy for the treatment of sickle cell disease.”

In 2014, while serving on the board of directors of Medivation Inc., Dawn stepped in as interim chief commercial officer for Medivation and oversaw the sales and marketing for the company’s oncology drug. Before that, she spent nearly 25 years at Merck, where she held positions of increasing seniority and leadership. Prior to her retirement from Merck in 2011, she served as President of Europe/Canada where she completed a rapid and seamless post-merger integration of the Merck and Schering-Plough organizations and subsequently led operations in 30 EU markets. Previous positions at Merck include President of Merck Canada, and vice-president of Asia Pacific where Ms. Svoronos worked extensively in Japan, mainland China and several countries in southeast Asia, building or strengthening the Merck presence in these areas. Earlier, as vice-president of global marketing for Merck’s Arthritis, Analgesics and Osteoporosis franchises, Ms. Svoronos managed the global brand positioning, market and competitive intelligence, pricing and lifecycle strategies for 10 products across these three therapeutic areas. Currently, Ms. Svoronos sits on the boards of several public companies including Endocyte and PTC Therapeutics. She received a B.A. in English and French literature from Carleton University in Ottawa, Canada.

About Voxelotor in Sickle Cell Disease
Voxelotor (previously called GBT440) is being developed as an oral, once-daily therapy for patients with sickle cell disease (SCD). Voxelotor works by increasing hemoglobin's affinity for oxygen. Since oxygenated sickle hemoglobin does not polymerize, GBT believes voxelotor blocks polymerization and the resultant sickling of red blood cells. With the potential to improve hemolytic anemia and oxygen delivery, GBT believes that voxelotor may potentially modify the course of SCD. In recognition of the critical need for new SCD treatments, the U.S. Food and Drug Administration (FDA) has granted voxelotor Breakthrough Therapy, Fast Track, Orphan Drug and Rare Pediatric Disease designations for the treatment of patients with SCD. The European Medicines Agency (EMA) has included voxelotor in its Priority Medicines (PRIME) program, and the European Commission (EC) has designated voxelotor as an orphan medicinal product for the treatment of patients with SCD.

GBT is currently evaluating voxelotor in the HOPE (Hemoglobin Oxygen Affinity Modulation to Inhibit HbS PolymErization) Study, a Phase 3 clinical study in patients age 12 and older with SCD. Additionally, voxelotor is being studied in the ongoing Phase 2a HOPE-KIDS 1 Study, an open-label, single- and multiple-dose study in pediatric patients (age 4 to 17) with SCD. The HOPE-KIDS 1 Study is assessing the safety, tolerability, pharmacokinetics and exploratory treatment effect of voxelotor.

About GBT
GBT is a clinical-stage biopharmaceutical company determined to discover, develop and deliver innovative treatments that provide hope to underserved patient communities. GBT is developing two therapies for the potential treatment of sickle cell disease, including its late-stage product candidate, voxelotor, as an oral, once-daily therapy. To learn more, please visit www.gbt.com and follow the company on Twitter @GBT_news.

Forward-Looking Statements
Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about GBT’s anticipated public offering, anticipated use of proceeds and other statements containing the words “anticipate,” “planned,” “believe,” “forecast,” “estimated,” “expected,” and “intend,” among others. These forward-looking statements are based on GBT’s current expectations and actual results could differ materially. Statements we make in this press release may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend these forward-looking statements, including statements regarding the availability of, and sufficiency of our data to support, accelerated regulatory approval, our plans to submit an NDA for voxelotor and prepare for commercial launch, our clarity with the FDA regarding our regulatory strategy, the therapeutic potential and safety profile of voxelotor, including the potential for voxelotor to be a disease-modifying treatment for SCD, our ability to implement and complete our clinical development plans for voxelotor, our ability to engage in continued discussions with the FDA and the outcome of our discussions with the FDA, our ability to generate and report data from our ongoing and potential future studies of voxelotor (including additional data from patients enrolled in our ongoing Phase 3 HOPE Study, and data in our ongoing Phase 2a HOPE-KIDS 1 Study), regulatory review and actions relating to voxelotor, and the timing of these events, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, the risks that our clinical and preclinical development activities may be delayed or terminated for a variety of reasons, that results of clinical trials may be subject to differing interpretations, that regulatory authorities may disagree with our clinical development plans or require additional studies or data to support further clinical investigation of our product candidates, that drug-related adverse events may be observed in clinical development, and that data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review or approval, along with those risks set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:
Myesha Lacy (investors)
GBT
650-351-4730
investor@gbt.com

Stephanie Yao (media)
GBT
650-741-7730
media@gbt.com